MODIFICATION TO
                                FOURTH AMENDMENT
                       AND MODIFICATION TO LOAN AGREEMENT

     THIS MODIFICATION TO THE FOURTH AMENDMENT AND MODIFICATION TO LOAN AGREEMENT (the "Modification") is made effective the 22nd day of December, 2000, among THE JPM COMPANY, a Pennsylvania corporation ("Borrower"), FIRST UNION NATIONAL BANK (successor by merger to CoreStates Bank, N.A.) in its capacity as agent ("Agent"), and the Lenders (hereinafter defined).

                              W I T N E S S E T H:


     WHEREAS, the Borrower and the Agent have heretofore entered into that certain Loan Agreement dated April 9, 1998 (the "Agreement") with the financial institutions signatory thereto from time to time (the "Lenders"), as amended by that certain Amendment and Modification to Loan Agreement dated December 17, 1998 (the "First Amendment"), as further amended by that certain Waiver and Second Amendment and Modification to Loan Agreement dated May 15, 2000 (the "Second Amendment"), as further amended by that certain Waiver and Third Amendment and Modification to Loan Agreement dated September 16, 2000 (the "Third Amendment") and as further amended by that certain Fourth Amendment and Modification to Loan Agreement dated December 22, 2000 (the "Fourth Amendment") (the Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, hereinafter referred to as the "Loan Agreement"; capitalized text not otherwise defined herein shall be ascribed the meanings set forth in the Loan Agreement); and

     WHEREAS,   the  Borrower  has  requested  that  the  Lenders  make  certain modifications to the Fourth Amendment as more specifically set forth herein; and

     WHEREAS, the Lenders are willing to make certain modifications to the Fourth Amendment but only on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1. MODIFICATIONS. Each of the following amendments contained in the Fourth Amendment are hereby modified as follows:

     (a) Section 8.1. Section 8.1 of the Loan Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

     "8.1 Net Income. Borrower shall not permit the Net Income of Borrower and its Subsidiaries for any monthly reporting period to have a negative variance of more than $100,000 below the corresponding Net Income figure shown on the most recent Projections for such period; provided, however, that any such negative variance exceeding the limit set forth above shall not constitute a breach of this Section 8.1 if: (a) the sum of (i) the negative variance for any such month and (ii) the negative variance for the preceding month is less than $200,000 for any such two-month period; or (b) the sum of (i) the negative variance for any such month and (ii) the negative variance for the subsequent month is less than $200,000 for any such two-month period.

     For purposes of this calculation, the measurement period shall commence January 1, 2001; provided, however, that in the event of a negative variance for January, 2001, the projection for December, 2000 shall be used for purposes of determining the calculation set forth in clause (a) above.

     Further, for purposes of this calculation, non-cash accounting charges that are based solely on GAAP accounting pronouncements or interpretations, the application of which are unknown to the Borrower or the Agent at the time of the Effective Date, shall be excluded from the determination of Net Income unless the Projections provided for such non-cash accounting charges."

     (b) Section 8.2. Section 8.2 of the Loan Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

     "8.2 Cumulative EBITDA. Commencing with the period ending March 31, 2001, Borrower shall not permit EBITDA of the Borrower and its Subsidiaries for any consecutive three month period ending on the last day of each calendar month to be less than ninety percent (90%) of the corresponding EBITDA figure shown on the Projections for such period.

     For purposes of this calculation, non-cash accounting charges that are based solely on GAAP accounting pronouncements or interpretations, the application of which are unknown to the Borrower or the Agent at the time of the Effective Date, shall be excluded from the determination of EBITDA unless the Projections provided for such non-cash accounting charges."

     2. COSTS AND EXPENSES. Borrower shall pay upon the execution hereof all costs and expenses in connection with the review, negotiation, documentation and closing of this Modification and the consummation of the transactions contemplated hereby, including, without limitation, fees, disbursements and expenses of counsel (outside or internal) retained by Agent and all Lenders, and all fees related to filings, recording of documents and searches.

     3. ADDITIONAL DOCUMENTS. Borrower covenants and agrees to execute and deliver, and to cause to be executed and delivered to Agent, any and all other documents, agreements, corporate resolutions, certificates and opinions as the Agent shall request in connection with the execution and delivery of this Modification or any other documents in connection herewith.

     4. REFERENCES. All references in the Loan Documents to the "Loan Agreement" shall mean the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, as modified hereby. All references in the Loan Agreement and the other Loan Documents to the "Loan Documents" shall include, without limitation, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, as modified hereby, and any and all other instruments or agreements executed in connection with or pursuant thereto.

     5. EFFECTIVE DATE. Upon the Borrower's satisfaction (or the Agent's and Lenders' waivers in writing) of each of the following conditions precedent, this Modification shall be effective as of December 22, 2000 (the "Effective Date"):

     (a) Agent shall have received this Modification duly executed by all parties hereto;

     (b) Agent shall have received payment of all fees and expenses of counsel to Agent and each Lender payable pursuant to Paragraph 2 of this Modification; and

     (c)  Agent  shall  have  received  such  other   documents,   certificates,
instruments and opinions as Agent may reasonably request.

     6. RELEASE AND COVENANT NOT TO SUE. Borrower hereby releases and forever discharges the Agent, Lenders and all of their respective officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, now existing, which might be asserted against Agent or Lenders arising out of or relating to the Loan Agreement and the other Loan Documents, the indebtedness under the Amended and Restated Revolver Notes, and the lending, deposit and borrowing relationships between Borrower and Agent and Lenders, including the administration, collateralization and funding thereof. Borrower agrees never to institute or cause to be instituted any suit or proceeding of any kind against Agent, Lenders or their respective officers, directors, employees or agents on account of any claim, known or unknown, now existing, arising from or relating to the Loan Agreement and the other Loan Documents, the indebtedness under the Amended and Restated Revolver Notes or the lending, deposit and borrowing relationships between Borrower and Lenders.

     7. FURTHER AGREEMENTS AND REPRESENTATIONS. Borrower does hereby:

     (a) ratify, confirm and acknowledge that the Loan Agreement, as modified hereby, and the other Loan Documents are valid, binding and in full force and effect;

     (b) covenant and agree to perform all obligations of Borrower contained herein, in the Second Amended and Restated Revolver Notes, under the Loan Agreement, as amended, and the other Loan Documents;

     (c) acknowledge and agree that Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents or the enforcement of any of the terms of the Loan Agreement, as amended, the Second Amended and Restated Revolver Notes or the other Loan Documents;

     (d) acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof, except as previously disclosed to the Agent in writing with respect to Section 6.6 of the Loan Agreement;

     (e) represent and warrant that no Event of Default (as defined in the Loan Agreement or any of the other Loan Documents) or event which with the giving of notice or passage of time or both would constitute such an Event of Default exists, and all information described in the recitals to this Modification is true, accurate and complete;

     (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any existing Event of Default or of any liens, security interests, suretyship obligations, pledges, rights or remedies granted to Agent and/or Lenders therein, which liens, security interests, suretyship obligations, pledges, rights and remedies are hereby expressly ratified, confirmed, extended and continued as security for all Lender Indebtedness, including, without limitation, all obligations of Borrower to Agent and Lenders under the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as modified hereby, the Second Amended and Restated Revolver Notes and the other Loan Documents; and

     (g) acknowledge and agree that Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Modification shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

     8. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of the Fourth Amendment, as modified hereby, and the terms, conditions and provisions of the Loan Agreement or the other Loan Documents, the terms, conditions and provisions of the Fourth Amendment, as modified hereby, shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.

     9. NO WAIVER/COUNTERPARTS. Except as expressly set forth herein, nothing contained herein and no actions taken pursuant to the terms hereof are intended to, nor shall they constitute a waiver by Agent or Lenders of, any rights or remedies available to any of them at law or in equity or as provided in the Loan Agreement or the other Loan Documents. This Modification may be executed in multiple counterparts.

     10. BINDING EFFECT. This Modification shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. GOVERNING LAW. This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     12. HEADINGS. The headings of the sections of this Modification are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification this ___ day of January, 2001, to be effective as of the date first above written.

                    THE JPM COMPANY
                    By
                    Name:  John H. Mathias
                    Title: Chief Executive Officer

                    AGENT:
                    FIRST UNION NATIONAL BANK, as Agent
                    By
                    Name
                    Title

                    ISSUING BANK:
                    FIRST UNION NATIONAL BANK, as Issuing Bank
                    By
                    Name
                    Title

                    LENDERS:
                    FIRST UNION NATIONAL BANK, as Lender
                    By
                    Name
                    Title


                    MELLON BANK, N.A.
                    By
                    Name
                    Title


                    BANK OF AMERICA, N.A.
                    By
                    Name
                    Title

                    PNC BANK, NATIONAL ASSOCIATION
                    By
                    Name
                    Title


                                  MODIFICATION
                           ACKNOWLEDGEMENT AND CONSENT

     The undersigned Guarantors hereby acknowledge and consent to the foregoing Modification and Fourth Amendment and Modification to Loan Agreement (the "Modification") and do further agree that the foregoing Modification shall not constitute a release or waiver of any of the obligations of the undersigned to the Agent and/or the Lenders under any of their respective Surety Agreements dated April 9, 1998 in favor of Agent (the "Guarantees"), all of which are hereby ratified, confirmed and continued.

     Furthermore, the undersigned Guarantors hereby release and forever discharge the Agent, Lenders and all of their respective officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, now existing, which might be asserted against Agent or Lenders arising out of or relating to the Loan Agreement and the other Loan Documents, the indebtedness under the Amended and Restated Revolver Notes, and the lending, deposit and borrowing relationships between Borrower and Agent and Lenders, including the administration, collateralization and funding thereof. The undersigned Guarantors agree never to institute or cause to be instituted any suit or proceeding of any kind against Agent, Lenders or their respective officers, directors, employees or agents on account of any claim, known or unknown, now existing, arising from or relating to the Loan Agreement and the other Loan Documents, the indebtedness under the Amended and Restated Revolver Notes, or the lending, deposit and borrowing relationships between Borrower and Lenders.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent this ___ day of January, 2001, effective as of the date of the foregoing Modification.


                      JPM TECHNOLOGY, INC.

                      By
                      Name:  Kevin J. Bratton
                      Title: Vice President



                      THE JPM COMPANY OF DELAWARE, INC.
                      By
                      Name:  Kevin J. Bratton
                      Title: Vice President


                      DENRON, INC.
                      By
                      Name:  John H. Mathias
                      Title: President